UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2007

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27409	84-1409219
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer identification number)

888 Prospect Street, Suite 320, La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 454-4311

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 27, 2007, Akesis Pharmaceuticals, Inc. (“we” or the “Company”) entered into two separate letters of payment authorization (the “Authorization Letters”) with Charles River Laboratories, Inc. (“Charles River Laboratories”). Pursuant to these Authorization Letters, Charles River Laboratories will perform two 28-day non-clinical renal-focused safety and toxicology studies, one in rats (the “Rat Study”) and one in dogs (the “Dog Study”), on the Company’s lead product candidate, AKP-020, otherwise known as bis(ethylmaltolato)oxovanadium (IV), or BEOV. The Company licensed AKP-020, which is a novel vanadium containing compound that has shown considerable potential as a treatment for patients with Type 2 diabetes, from the University of British Columbia in March 2007.

Pursuant to the Authorization Letters, we agreed to pay to Charles River Laboratories certain fees based, in part, on the progress of the Rat Study and the Dog Study. If both the Rat Study and the Dog Study are completed, we anticipate that these fees will total approximately $852,100. However, if we elect to terminate either the Rat Study or the Dog Study prior to the completion thereof, we will only be obligated to pay Charles River Laboratories a pro rata portion of the fees applicable to the Rat Study or Dog Study, as applicable, based on the progress of the Rat Study or Dog Study, as applicable, at the time of termination.

The foregoing description of Authorization Letters is intended only as a summary of those documents and is qualified in its entirety by reference to the full copies of the Authorization Letters, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and which are hereby incorporated by reference herein.

Item 8.01	Other Events

On June 28, 2007, we issued a press release announcing our entering into the Authorization Letters for the Rat Study and Dog Study with Charles River Laboratories. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter of Payment Authorization, effective as of June 27, 2007, between the Company and Charles River Laboratories relating to the Rat Study

10.2	Letter of Payment Authorization, effective as of June 27, 2007, between the Company and Charles River Laboratories relating to the Dog Study

99.1	Press Release, dated as of June 28, 2007, announcing the Company’s arrangements with Charles River Laboratories relating to the Rat Study and Dog Study

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/s/ Jay Lichter, Ph.D
Jay Lichter, Ph.D.
President and Chief Executive Officer

Date: July 3, 2007